                               AMENDMENT NO. 20 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of Institutional Class Shares to AIM Developing Markets Fund, AIM Diversified Dividend Fund, AIM Global Value Fund, AIM Income Fund, AIM International Small Company Fund and AIM Utilities Fund and Class R Shares to AIM Diversified Dividend Fund, AIM Dynamics Fund, AIM Leisure Fund and AIM Small Company Growth Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (All Classes of Shares Except Class B Shares)


AIM COUNSELOR SERIES TRUST
         AIM Advantage Health Sciences Fund -           Class A
                                                        Class C

         AIM Multi-Sector Fund -                        Class A
                                                        Class C
                                                        Institutional Class

AIM EQUITY FUNDS
         AIM Aggressive Growth Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Blue Chip Fund -                           Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Capital Development Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

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         AIM Charter Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Constellation Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Diversified Dividend Fund -                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Large Cap Basic Value Fund -               Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Large Cap Growth Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Mid Cap Growth Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Select Basic Value Fund -                  Class A
                                                        Class C

         AIM Weingarten Fund -                          Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM FUNDS GROUP
         AIM Basic Balanced Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM European Small Company Fund -              Class A
                                                        Class C

         AIM Global Value Fund -                        Class A
                                                        Class C
                                                        Institutional Class

                                        2

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         AIM International Small Company Fund -         Class A
                                                        Class C
                                                        Institutional Class

         AIM Mid Cap Basic Value Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Premier Equity Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Select Equity Fund -                       Class A
                                                        Class C

         AIM Small Cap Equity Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM GROWTH SERIES
         AIM Basic Value Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Conservative Allocation Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Global Equity Fund -                       Class A
                                                        Class C
                                                        Institutional Class

         AIM Growth Allocation Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Mid Cap Core Equity Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Moderate Allocation Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class


         AIM Moderate Growth Allocation Fund -          Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

                                        3

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         AIM Moderately Conservative Allocation Fund -  Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Small Cap Growth Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
         AIM Asia Pacific Growth Fund -                 Class A
                                                        Class C

         AIM European Growth Fund -                     Class A
                                                        Class C
                                                        Class R
                                                        Investor Class


         AIM Global Aggressive Growth Fund -            Class A
                                                        Class C

         AIM Global Growth Fund -                       Class A
                                                        Class C

         AIM International Core Equity Fund -           Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM International Growth Fund -                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund -                  Class A
                                                        Class C
                                                        Institutional Class

         AIM Global Health Care Fund -                  Class A
                                                        Class C
                                                        Investor Class

         AIM Trimark Endeavor Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

                                        4

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         AIM Trimark Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Trimark Small Companies Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INVESTMENT SECURITIES FUNDS
         AIM Global Real Estate Fund -                  Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM High Yield Fund -                          Class A
                                                        Class C
                                                        Institutional Class
                                                        Investor Class

         AIM Income Fund -                              Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Intermediate Government Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Limited Maturity Treasury Fund -           Class A
                                                        Class A3
                                                        Institutional Class

         AIM Money Market Fund -                        AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Municipal Bond Fund -                      Class A
                                                        Class C
                                                        Investor Class

         AIM Real Estate Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

                                        5

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         AIM Short Term Bond Fund -                     Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Total Return Bond Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM SECTOR FUNDS
         AIM Energy Fund -                              Class A
                                                        Class C
                                                        Investor Class

         AIM Financial Services Fund -                  Class A
                                                        Class C
                                                        Investor Class

         AIM Gold & Precious Metals Fund -              Class A
                                                        Class C
                                                        Investor Class

         AIM Leisure Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Technology Fund -                          Class A
                                                        Class C
                                                        Institutional Class
                                                        Investor Class

         AIM Utilities Fund -                           Class A
                                                        Class C
                                                        Institutional Class
                                                        Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund -                     Class A
                                                        Class C

         AIM Opportunities II Fund -                    Class A
                                                        Class C

         AIM Opportunities III Fund -                   Class A
                                                        Class C

AIM STOCK FUNDS
       AIM Dynamics Fund -                              Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

                                        6

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       AIM Small Company Growth Fund -                  Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

       AIM S&P 500 Index Fund -                         Institutional Class
                                                        Investor Class


AIM TAX-EXEMPT FUNDS
         AIM High Income Municipal Fund -               Class A
                                                        Class C

         AIM Tax-Exempt Cash Fund -                     Class A
                                                        Investor Class

         AIM Tax-Free Intermediate Fund -               Class A
                                                        Class A3
                                                        Institutional Class

AIM TREASURER'S SERIES TRUST
       Premier Portfolio                                Investor Class
       Premier Tax-Exempt Portfolio                     Investor Class
       Premier U.S. Government Money Portfolio          Investor Class"

                                        7

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: October 25, 2005

                                   Each Fund (listed on Schedule A) on behalf of the Shares of each Portfolio listed on Schedule A


                                   By: /s/ Robert H. Graham
                                       -----------------------------------------
                                       Robert H. Graham
                                       President


                                   A I M DISTRIBUTORS, INC.

                                   By: /s/ Gene L. Needles
                                       -----------------------------------------
                                       Gene L. Needles
                                       President

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